                                                                EXHIBIT 10(B)

                              CUSTODIAL AGREEMENT

         This Custodial Agreement is entered into as of the 27th day of September, 1996, by and among (i) COMERICA BANK - TEXAS, a Texas state banking association, when acting in its capacity as custodian (the "Custodian"), (ii) COMERICA BANK - TEXAS, acting in its capacity as a party to that certain Loan Agreement of even date herewith with Borrower (the "Lender"), and (iii) PLYMOUTH COMMERCIAL MORTGAGE FUND, a Delaware business trust ("Borrower").

                                R E C I T A L S:

         WHEREAS, Borrower and Lender have entered into that certain Loan Agreement of even date herewith, as amended from time to time hereafter (the "Loan Agreement"); and

         WHEREAS, pursuant to the terms of the Loan Agreement and other documents executed in connection with the Loan Agreement, Borrower is obligated to deliver possession of the Acquired Loans and certain collateral therefor which is required to be possessed by a secured party to obtain and maintain perfection of the security interests in such Collateral of Lender; and

         WHEREAS, Borrower will collect and service the Acquired Loans and REO Property for the benefit of Borrower and Lender in accordance with the terms of the Loan Agreement; and

         WHEREAS, Borrower and Lender have requested Custodian to Serve as custodian for Lender with regard to the Possessory Collateral (as hereinafter defined) during the terms of the Loan Agreement and any refinancings thereof, to provide for perfection of the security interests held by Lender according to the terms and conditions of this Custodial Agreement and to accommodate the needs of the parties with respect to having access to Loan Documents in order to manage and collect and dispose of the Acquired Loans and the REO Property; and

         WHEREAS, Custodian has agreed to serve as custodian for Lender with regard to the Possessory Collateral in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of their mutual promises, covenants and agreements set forth below, the parties hereto agree as follows:

         1.      Definitions.

                 1.1 For purposes of this Custodial Agreement, the terms defined in this Section 1, unless the context otherwise requires, will have the meanings applied to them in this Section 1 and will include the plural as well as the singular. Additional definitions may be found throughout this Custodial Agreement. In addition, capitalized terms used in this Custodial Agreement and not otherwise defined in this Agreement shall have the meaning set forth in the Loan Agreement. All terms defined in the Uniform Commercial Code, as adopted in the State of Texas (the "Code") shall have the meaning as defined therein unless expressly defined otherwise in this Custodial Agreement.

                 1.2 As used in this Custodial Agreement, the following terms will have the following meanings unless the context requires otherwise:

                          1.2.1  Chattel Paper shall have the meaning set forth
in the Code.

                          1.2.2  Instruments shall have the meaning set forth
in the Code.

                          1.2.3  Leases shall mean agreements providing for
payment to the owner of good(s) for the right to possession and use of such good(s) for a specified period of time and shall include an agreement determined to be a lease or a security interest under the Code. The term "Lease" as used herein shall only include the agreement evidencing the obligation of the lessee to make payments to Borrower as lessor, and shall not include, or require Custodian to maintain possession or custody of, any bills of sale, certificates of title, security agreements or other documents or writings relating to the goods covered by the Lease.

                          1.2.4  Possessory Collateral shall mean (a) any and
all Chattel Paper, Instruments and Leases which relate to or evidence Acquired Loans or collateral therefor, including without limitation all promissory notes evidencing the Acquired Loans and such other documents, instruments and agreements as Lender may from time to time designate as Possessory Collateral.

         2.      Delivery of Acquired Loans and Possessory Collateral.

                 2.1 Lender authorizes Borrower to (and Borrower agrees to) deliver, or cause to be delivered, full and complete possession of all Possessory Collateral to Custodian, which Possessory Collateral, along with other items not delivered to Custodian, shall serve as security for the payment of the Loans and shall be subject to a first priority lien in favor of Lender pursuant to the terms of the Loan Documents to secure the promissory note executed and delivered by Borrower to Lender pursuant to the terms of the Loan Agreement. While the purpose of this Agreement is to protect, preserve and perfect the interests of the Lender in the Possessory Collateral, the parties hereto recognize that the Borrower retains ownership rights therein. The various references throughout this Agreement to the Lender's interests in the Possessory Collateral are not meant to negate the interest of Borrower stated above, provided, however, that until the payment in full of the Loans, Borrower's interest in the Possessory Collateral shall be subordinate in all respect to the interests of Lender and the Possessory Collateral shall not be in any manner or to any extent subject to the direction or control of Borrower.

                 2.2 On the Closing Date, all of the original promissory notes evidencing the Acquired Loans shall be delivered to Lender or Lender's agent for the purpose of receiving possession of the Acquired Loans. Lender shall deliver the Acquired Loans to Custodian at Custodian's office specified in Section 15, and only upon delivery to said office shall the Acquired Loans be deemed received by Custodian. Custodian shall have no responsibility for risk of loss to the Acquired Loans while the Acquired Loans are in the possession of Lender or Lender's Agent. The Lender is delivering such Acquired Loans at the request of and risk of Borrower.





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                 2.3      Borrower shall provide to Custodian at the time of
delivery to Custodian of any Possessory Collateral, a detailed listing of each of the Acquired Loans and the associated Possessory Collateral comprising each Acquired Loan.

                 2.4 Upon receipt of the Possessory Collateral, Custodian will, promptly and with due care, review the listing of Acquired Loans and Possessory Collateral received by it to ascertain that all Possessory Collateral set forth in the listing has been received by Custodian and provide a trust receipt to Lender acceptable to Lender, evidencing receipt of the Possessory Collateral. If requested by Lender, Custodian will, on or before ten (10) Business Days following receipt of the detailed listing, provide all parties to this Custodial Agreement with a listing setting forth the Acquired Loans and the Possessory Collateral received by it with respect thereto and also specifying any Possessory Collateral set forth on the listing which have not been placed in the actual possession of Custodian.

        3. Custody of Acquired Loans and Possessory Collateral. Custodian agrees to hold the Possessory Collateral in trust for the benefit of and on behalf of Lender, and as Lender's agent in accordance with the provisions of this Custodial Agreement. Except as otherwise provided in this Custodial Agreement, Custodian shall, during the term of this Custodial Agreement, segregate and maintain continuous actual custody, possession and control of the Possessory Collateral deposited with it for and on behalf of Lender. Custodian shall release the Possessory Collateral to Lender, as required in this Custodial Agreement. Custodian may release Possessory Collateral, from time to time, to Borrower solely in accordance with the provisions of this Custodial Agreement.

        4. Location of Acquired Loans and Possessory Collateral. Borrower and Lender agree that the Possessory Collateral received by Custodian may be maintained in a segregated and divided space in a vault or other secure facility at any of Custodian's places of business in the State of Texas. Custodian shall provide a 2-hour fire resistant facility to be located within the storage area, the combination or keys for which shall be solely within the custody of Custodian.

        5. Examination of Possessory Collateral. Lender shall have and is hereby granted right to examine and to obtain copies (to be made under Custodian's supervision or by Custodian, as Custodian may require) of the Possessory Collateral and related documents in Custodian's possession. Custodian is hereby directed and Custodian hereby agrees to permit Lender and its agents and representatives to exercise such rights on the premises of Custodian during normal business hours on any Business Day, subject to compliance with Custodian's security regulations and procedures. To the extent required by law, Possessory Collateral may be inspected during Custodian's normal business hours by representatives (employees or agents) of the Securities and Exchange Commission who may be accompanied, unless otherwise directed by order of the Securities and Exchange Commission, by one or more officers of Borrower authorized by a resolution of Borrower described in Paragraph 12.2. Furthermore, representatives of Borrower's independent public accountants, accompanied either by any two persons specified in a resolution of Borrower described in Paragraph 12.2. or by properly authorized officers or employees of Custodian, may physically inspect Possessory Collateral for verification purposes. Custodian and Lender may, but neither is obligated to, have one





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or more of their respective officers or employees present at any physical inspection of any Possessory Collateral.

         6. Continuation of Custody. Until the occurrence of termination of this Agreement pursuant to the terms hereof, the Custodian's custody of the Possessory Collateral shall continue, and neither Borrower nor Lender shall have the right to retake the Possessory Collateral, except as permitted by Sections 7, 8, 9 and 10 hereof.

         7. Release of Acquired Loans and Possessory Collateral for Collections or Foreclosure. Subject to Section 9 below, from time to time, to the extent necessary in connection with foreclosure or collection proceedings with respect to any Acquired Loan, the Custodian shall, upon Custodian's receipt of a "Release Request" from Borrower (in accordance with Section 9 below), deliver to Borrower (or to such other party as may be designated in such Release Request) such Possessory Collateral with respect to the Acquired Loan in question as is listed in such Release Request. No original promissory notes, Instruments or Leases comprising a part of the Acquired Loan shall be delivered to Borrower (or to such other party as may be designated in the Release Request) unless notice of the assignment thereof to Lender has been placed on or attached to same. No legend shall be placed upon any other Possessory Collateral.

         The following legend shall be a satisfactory notice of the assignment to Lender:

         NOTICE: THIS PROMISSORY NOTE, INSTRUMENT OR CHATTEL PAPER AND ALL DOCUMENTS EXECUTED IN CONNECTION HEREWITH HAVE BEEN TRANSFERRED AND ASSIGNED AS COLLATERAL TO COMERICA BANK - TEXAS, P.O. BOX 650282, DALLAS, TEXAS
75262-0282.

         Lender, in its sole discretion, may, pursuant to a written direction, allow Custodian to release Possessory Collateral with respect to a specified Acquired Loan without a legend where necessary to allow Borrower to pursue collection of foreclosure.

         8. Release of Possessory Collateral in Preparation of Payment of Loan in Full or Sale. Subject to Section 9 below, from time to time in order to facilitate a sale of an Acquired Loan or a payment in full of such Acquired Loan, the Custodian shall, upon Custodian's receipt of a "Release Request" from Borrower (in accordance with Section 9 below), deliver to Borrower (or such other party as may be designated in such Release Request) such Possessory Collateral with respect to the Acquired Loan in question as is listed in such Release Request.

         9.     General Provisions Applicable to Releases of Possessory
                Collateral.

                9.1      All releases of Possessory Collateral pursuant to
Section 7 or Section 8 above shall be subject to the provisions of this Section
9.





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                9.2      Each Release Request shall be in the form of Exhibit
A attached hereto (a "Release Request") and shall have been consented to in writing by Lender. Each Release Request shall set forth (i) the Acquired Loan in question, (ii) a listing of the specific Possessory Collateral being requested, (iii) the purpose for the release of the Possessory Collateral in question and (iv) an acknowledgment of the continuing application of the security interests of the Lender in the Acquired Loan and Possessory Collateral in question and any proceeds thereof. Each such fully-executed Release Request must be received by Custodian at least two (2) Business Days prior to the date that possession of the Possessory Collateral in question is required.

                9.3 Within two (2) Business Days after Custodian receives a Release Request whereupon Lender has indicated in writing its consent to said release, Custodian shall cause the requested Possessory Collateral to be delivered to Borrower (or such other party as may be designated in such Release Request) via overnight courier.

                9.4 Contemporaneously with the delivery of any such Released Possessory Collateral, Borrower shall execute and cause to be received by Custodian a Trust Receipt in the form attached hereto as Exhibit B (a "Trust Receipt"), or, if the Released Possessory Collateral is released to another party designated in the Release Request, Borrower shall cause such party to execute and cause to be received by Custodian a Trust Receipt; which Trust Receipt shall set forth (i) the Acquired Loan in question, (ii) a listing of the specific Possessory Collateral delivered and an acknowledgment of receipt of same and (iii) an acknowledgment of the continuing application of the security interest of Lender in the Acquired Loan and Possessory Collateral in question and any proceeds thereof.

                9.5 With respect to any Possessory Collateral released pursuant to this Section, Borrower (and such other party as may be designated in the Release Request) shall hold such Possessory Collateral as the subagent of Custodian pursuant to the terms and conditions of this Agreement. Borrower (and such other party as may be designated in the Release Request) may not release any Possessory Collateral to any other party unless there has been remitted to the Cash Collateral Account an amount in immediately available funds equal to or greater than the minimum disposition amount with respect to the Acquired Loan in question as specified in such Release Request approved by Lender. The minimum disposition amount with respect to an Acquired Loan is an amount equal to the Fair Market Value of such Acquired Loan, or if no such Fair Market Value is then available, such other amount as is acceptable to Lender.

                9.6 Borrower shall be fully responsible to Lender for the value of all Possessory Collateral in its possession, which value shall be no less than the minimum disposition amount allocated to the Acquired Loan in question, unless (a) within ten (10) Business Days after such delivery of the Possessory Collateral, there has been received at the Cash Collateral Account an amount in immediately available funds equal to the minimum disposition amount specified in the Release Request, or (b) within ten (10) Business Days after such delivery (except to the extent, if any, that Lender shall have consented in writing to a longer period) Borrower has delivered or caused the Possessory Collateral to be received by the Custodian. Except as provided above or as otherwise





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consented to by Lender, Borrower (and such other party as may be designated in the Release Request) shall have no right to retain any Possessory Collateral for a period of more than ten (10) Business Days after delivery by Custodian of such Possessory Collateral. Promptly upon Lender's demand, Borrower shall pay to the Cash Collateral Account any amounts owed by Borrower under this Section (except to the extent that breach of this section has been cured as of the date of such demand).

         10. Return of Possessory Collateral for Exercise of Rights. Upon request from time to time of Lender, Custodian shall promptly cause to be delivered to and received by Lender such Possessory Collateral as is requested by Lender.

         11. Reports. If requested by Lender, the Custodian shall advise Lender by monthly written reports to be provided within ten (10) Business Days following the end of each calendar month, and more frequently upon written request by Lender of a detailed listing of the Possessory Collateral then held by the Custodian and a detailed listing of Possessory Collateral released pursuant to Sections 7 and 8.

         12.    Other Special Terms Affecting Withdrawal and Access.

                12.1 PROVIDED, that Lender has been paid in full and no longer claims a security interest or other rights in or to the Possessory Collateral, or any of it, and FURTHER PROVIDED, that Custodian is still in possession of Possessory Collateral and holding same pursuant to this Agreement, Borrower may withdraw or order the withdrawal of Possessory Collateral and need not maintain with Custodian:

                         a.      Possessory Collateral on loan to third
parties which is collateralized to the full extent of this market value (provided, however, that Custodian shall be under no duty to inquire as to the details of any such loan of Possessory Collateral or to ascertain the adequacy of any collateral or security therefor);

                         b.      Possessory Collateral hypothecated, pledged,
or placed in escrow for Borrower's account in connection with a loan or other transaction authorized by specific resolution of Borrower's Board of Trustees (provided, however, that Custodian shall be under no duty to inquire as to the terms of any such loan or other transaction or to obtain evidence or proof of its authorization); or

                         c.      Possessory Collateral in transit in
connection with its sale, exchange, redemption, maturity, or conversion, the exercise of warrants or other rights, or assents to changes in the terms of Possessory Collateral, or other transactions necessary or appropriate in the ordinary course of Borrower's business relating to the management of Possessory Collateral.

                12.2 Except as otherwise provided for by law or provided for herein, no person shall be authorized or permitted to have access to the Possessory Collateral deposited in accordance with





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Paragraph 2 except pursuant to a resolution of Borrower's Board of Trustees.
Each such resolution shall designate not more than five (5) persons who shall be officers or employees of Borrower. Such resolution(s) shall provide that access to Possessory Collateral shall be had only by two or more persons jointly, at least one of whom must be an officer of Borrower.

         13. Other Records. In addition to any other records provided for herein, each person, when depositing, withdrawing, or ordering the withdrawal of Possessory Collateral, shall sign a notation with respect to such deposit, withdrawal, or order which shall show:

                a. the date and time of the deposit, withdrawal, or order;

                b. the identity of the Possessory Collateral made the subject of such deposit, withdrawal, or order, describing it with reasonable particularity to enable the reader of such notation to identify the specific Possessory Collateral to which it relates;

                c. the manner of acquisition of such Possessory Collateral deposited or the purpose for which it is withdrawn or ordered to be withdrawn; and

                d. if such person delivered withdrawn Possessory Collateral to another person, the name of such person.

Such notation shall be transmitted promptly to an officer or trustee of Borrower designated by Borrower's Board of Trustees who shall not be a person authorized to withdraw or order the withdrawal of Possessory Collateral; PROVIDED, however that Custodian shall be under no duty to make inquiry or determine that the officer(s) or trustee(s) so designated actually meet the foregoing criteria. All such notations shall be on serially numbered forms, and Custodian will retain copies of all executed notations for a period of one year.

         14.    Termination of the Custodial Agreement.

                14.1 Custodian may terminate this Custodial Agreement by serving written notice of the intention to terminate to all other parties to the Custodial Agreement not less than thirty (30) days prior to the intended date of termination. In addition, this Custodial Agreement may be terminated by Lender upon its serving notice to Custodian. Immediately upon termination of this Custodial Agreement, Custodian shall deliver all of the Possessory Collateral in its custody to Lender or a successor custodian specified in writing by Lender at such location as Lender shall specify in writing. In the event that the appropriate party, either Lender or a successor custodian, specified in writing by Lender fails to accept delivery of the Possessory Collateral within fifteen (15) days after termination of this Custodial Agreement, then Custodian, at the expense of Borrower, shall deliver the Possessory Collateral to Lender if the successor custodian failed to accept delivery. The Possessory Collateral shall be delivered together with a complete accounting of all of the Possessory Collateral released at the time of such termination.





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                14.2     The termination of this Custodial Agreement by
Borrower may only occur after the payment in full of the Note and the termination of the Loan Agreement.

                14.3 Borrower shall pay all reasonable costs associated with termination of this Custodial Agreement, including, but not limited to, cost of shipping and transporting all Possessory Collateral and any out-of-pocket expenses incurred by the Custodian.

         15. Notice. Any notice, request or demand to or upon the parties hereto must be given in writing. Notices shall be sent certified, postage prepaid and shall be addressed to the party to receive the same as follows or to such other addressee as may be hereafter designated in writing by the respective parties hereto:

         To Custodian:                     COMERICA BANK-TEXAS
                                           Independent Collateral Custody Department
                                           1601 Elm Street
                                           2nd floor
                                           Dallas, Texas  75201
                                           P. O. Box 650282
                                           Dallas, Texas  75262-0282
                                           Attention:  Sheridan Benson

         To Lender:                        COMERICA BANK-TEXAS
                                           1601 Elm Street
                                           Dallas, Texas  75201
                                           P. O. Box 650282
                                           Dallas, Texas  75262-0282
                                           Attention:  Gary W. Orr

         with a copy to:                   COMERICA BANK-TEXAS
                                           114 W. 7th Street
                                           Austin, Texas  78701
                                           Attention:  David W. Whiting

         To Borrower:                      PLYMOUTH COMMERCIAL MORTGAGE FUND
                                           c/o Emerald Advisers, Inc.
                                           13333 Blanco, Suite 314
                                           San Antonio, Texas  78216
                                           Attention:  Robert R. Swendson

         All notices and other communications given to any party hereto in accordance with the provisions of this Custodial Agreement shall be deemed to have been given to any party five (5) days after being sent by registered or certified mail, if by mail, in each case addressed to such party as provided herein or in accordance with the latest unrevoked written notice from such party in accordance with this Section.





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         16.    Facsimile Notices.  All parties to this Custodial Agreement agree that where any written consent or notice is required of any party that a facsimile transmission signed on behalf of that party will be sufficient to serve as such written consent or notice. The Custodian may act upon any instrument or other writing believed by it in good faith to be genuine, and to be signed or presented by the proper person. Each party to this Custodial Agreement shall provide Custodian with notice executed by an officer of such party containing the names of persons authorized, subject to change by subsequent notice executed by an officer of such party and received in writing by Custodian, to receive the Possessory Collateral, to sign notice or otherwise act on behalf of those respective parties. Such notice shall additionally provide sample signatures for such authorized persons. Custodian shall have no liability and shall be held harmless by Borrower for any action that it takes or fails to take in reliance on the signature or facsimile thereof provided pursuant to this Section and not revoked in writing.

         17. Replacement of Custodian. Lender and Borrower agree that upon designation of a third party custodian, all parties to this Custodial Agreement (except Custodian) will enter into a new custodial agreement with the third party custodian. The agreement with the replacement custodian will require the written consent of all parties to this Custodial Agreement (except Custodian) to the release of any Possessory Collateral by the third party custodian, other than the release of any Possessory Collateral to Lender which not require the consent of any party other than Lender. The custodial agreement with the third party custodian will additionally acknowledge that the third party custodian holds the Possessory Collateral in trust as agent for Lender and will acknowledge the residuary interest of Borrower in the Possessory Collateral.

         18. No Qualification to do Business. Nothing in this Custodial Agreement shall be deemed to impose upon the custodian any duty to qualify to do business in any state other than the State of Texas.

         19. Prior Agreements. This Custodial Agreement supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof. This Custodial Agreement may not be changed, waived, discharged or terminated orally, but rather only by an instrument in writing signed by the parties hereto.

         20. Compensation of Custodian. In consideration of the services to be performed by Custodian hereunder, Borrower agrees to pay to Custodian the custodial fees set forth on Exhibit C attached hereto (collectively the "Custodial Fee"), together with all other out-of-pocket expenses and costs incurred by Custodian in performing its duties hereunder.

         The Custodial Fee is payable monthly with respect to fees incurred in the prior month as invoiced to Borrower. The Custodial Fee includes all services to be provided under the terms of this Custodial Agreement. In the event that additional services are required of Custodian, the Custodial Fee shall be increased to take into account such additional services to be provided by Custodian. Custodian reserves the right to adjust any fee shown on the above schedule every year. Custodian





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
anticipates the fee increases over the life of the Agreement will not exceed general inflationary or consumer price indices.

         21. Prohibition on Assignment. Custodian shall not delegate, assign or sub-contract any of its rights or obligations under this Custodial Agreement except to an Affiliate of Custodian.

         22. Termination of Obligations of Custodian. Unless the Loan Agreement contemplates the delivery of additional Possessory Collateral to the Custodian, the Custodian's obligations under this Custodial Agreement shall cease upon the delivery or surrender of all of the Possessory Collateral then in its possession pursuant to Section 12.

         23. Limitation of Liability of Custodian. Except from the time of receipt by Custodian of any item of Possessory Collateral until the time of delivery by Custodian of such item of Possessory Collateral, the Custodian shall not be liable for the physical loss of or damage to such time of Possessory Collateral, including loss or damage caused by fire, water, theft or burglary, riots, civil strife or commotion, force majeure, acts of God or acts of war. Except as to physical loss of or damage to items of Possessory Collateral occurring from the time of receipt of same by Custodian until the time of delivery of same by Custodian, the Custodian shall not be liable in connection with the performance of its fiduciary duties pursuant to the provisions of this Custodial Agreement, except for: (i) liability arising from Custodian's gross negligence; (ii) willful misconduct; (iii) intentional breaches of this Custodial Agreement; or (iv) dishonest or fraudulent acts. Borrower shall hold harmless and indemnify Custodian and its officers, directors, employees and affiliates against all losses, damages, costs and expenses (including, without limitation, reasonable legal fees) to the extent arising from claims made against Custodian for any action or inaction which does not constitute gross negligence, willful misconduct, intentional breaches of this Custodial Agreement or dishonest or fraudulent acts. Under no circumstances shall Custodian be liable for any consequential, incidental or indirect damages, even if advised of the possibility of same.

         24. Limitation of Duties of Custodian. Except as set forth in this Custodial Agreement, the duties of the Custodian are specifically limited to receiving actual possession of the Possessory Collateral delivered to it, notifying (if requested by Lender) the parties of its receipt or non-receipt of Possessory Collateral set forth in the listings provided by Borrower, maintaining actual possession and custody of the Possessory Collateral subject to temporary release thereof as set forth in this Custodial Agreement, and ultimately delivering Possessory Collateral as specified in this Custodial Agreement. Custodian shall have no responsibility with respect to any Possessory Collateral or to notify any party concerning its possession or lack of receipt of any Possessory Collateral except as to those items of Possessory Collateral listed in the listings described in Section 2.23 of this Custodial Agreement. Custodian shall not be responsible for determining the sufficiency of any documentation or other actions required for perfection of the security interest of Lender in the Possessory Collateral. Custodian shall not be responsible for determining the authenticity of any documents provided to it, but shall advise Borrower and Lender if it believes that any documents provided to it are not authentic or otherwise are not what they purport to be on such listing, though Custodian shall have no liability for failure to do so. Custodian shall not be responsible for taking possession of any consumer goods,





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
certificates of title or other items of collateral or property (except for the Possessory Collateral). Custodian shall not be responsible for maintaining custody of any files, documents, or other materials in addition to the Possessory Collateral.

         25. Modification. This Agreement and the procedures described herein may be modified from time to time but only in writing and in an instrument executed by all of the parties hereto.

         26. Negation of Partnership. The relationship between the Borrower and Lender is that of debtor and creditor. Nothing contained in this Agreement will be deemed to create a partnership or joint venture between any of the parties hereto or between Custodian and any other party, or to cause Custodian to be liable or responsible in any way for the actions, liabilities, debts, or obligations of the borrower or any other party.

         27.    Indemnification.

                27.1. Borrower agrees to indemnify and hold harmless Custodian and its directors, officers, agents and employees against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursement of any kind or nature whatsoever which may be imposed upon, incurred by or asserted against Custodian or such directors, officers, agents or employees, by reason of any action taken or omitted to be taken by Custodian as Custodian under this agreement, except such liabilities, obligations losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Custodian's own gross negligence or willful misconduct, or from Custodian's refusal to follow the specific directions of Lender in compliance with this Agreement requiring the immediate transfer of any item of Possessory Collateral.

                 27.2. The indemnification obligations of Borrower shall survive termination of this Agreement.

                 27.3. Acceptance by the Custodian of its duties under this Agreement is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control the rights, duties and immunities of the Custodian:

                          (i)     The duties and obligations of the Custodian
shall be determined solely by the express provisions of this Agreement and the Custodian shall not be liable except for performance of such duties and obligations as are specifically set out in this Agreement;

                          (ii)    The Custodian shall be fully protected by
Borrower in acting or relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Custodian in good faith believes to be genuine and to have been signed or presented by the proper party or parties;

                          (iii)   The Custodian shall not be liable for any
error of judgment, or for any act done or step taken or omitted by it in good faith or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct;

                          (iv)    Custodian shall not be responsible to any
party hereto for any recitals, statements, representations or warranties contained in the Loan Agreement or in any Loan Document; or for the execution, effectiveness, genuineness, validity, enforceability, collectability, or sufficiency of the Loan Agreement or any other Loan Documents or instruments executed and delivered, or which could have been executed or delivered in connection with the Loan Agreement or the other Loan Documents, including without limitation the attachment, creation, effectiveness or perfection of the security interest granted or purported to be granted hereunder in and to the Possessory Collateral. Custodian shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement until Custodian shall have received the prior written consent of Lender to such action; and

                          (v)     The Custodian may seek the advice of legal
counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the written opinion of such counsel.

         28. No Waiver of Lender's Rights. The Agreement and the documents executed in connection herewith by Lender shall not constitute a waiver or accord and satisfaction of any of Lender's rights and remedies pursuant to any of the Loan Documents and applicable law, and Lender hereby expressly affirms its retention of all of their rights pursuant to such loan documents and applicable law to effect collection of the amounts due it from the Borrower. Nothing contained herein shall be deemed an election by Lender of any of its rights and remedies under such loan documents or applicable law against Borrower or any collateral securing the loans by Lender to Borrower.

         29. Conflicts. Solely in the event that any term or condition contained in this Agreement conflicts or is inconsistent with a provision in any of the loan documents of Lender, the terms and conditions of this Agreement shall supersede and control. In all other respects, the provisions of such loan documents shall remain in full force and effect, including, without limitation, any and all additional terms or conditions therein which are not in conflict with the provisions of this Agreement.

         30. Headings. Paragraph or other headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

         31. Counterpart Execution. This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document.

         32. Cumulative Remedies. This Agreement and each of the documents to be executed in connection herewith and the obligations of the Borrower hereunder and thereunder are in addition to and not in substitution for any other obligations or security interests now or hereafter held by Lender and shall not operate as a merger of any contract or debt or suspend the fulfillment of or affect the rights, remedies, powers, or privileges of either Lender in respect of any obligation or other security interest held by it for the fulfillment thereof.

         33. Cooperation. The Borrower agrees to execute and deliver, or to cause to be executed and delivered, those documents and to do, or cause to be done, such other acts and things as might reasonably be requested by Lender to assure that the benefits of this agreement are realized by the Lender.

         34. Attorney's Fees and Expenses. Each prevailing party shall be entitled to be reimbursed jointly and severally by the non-prevailing parties for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) in its successful prosecution or defense of any provision of this Agreement.

         35. Severability. In the event that any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall be valid and enforceable to the fullest extent permitted by law.

         36. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         37. Successors and Assigns. This Agreement shall inure to the benefit of and be binding on the successors and assigns of the Lender and the Borrower; provided, however, the foregoing shall not be deemed to allow any assignment or delegation by Borrower in violation of the terms of the Loan Agreement. Any such assignment or delegation shall be void.

         38. Survival. The provisions of Section 14.3, 16, 20, 23, 24, 27 and 34 shall surive the termination of this Agreement.

         The parties to this Custodial Agreement have caused it to be executed by their duly authorized officers and/or representatives as of the day and year first above written.

                                   BORROWER:

                                   PLYMOUTH COMMERCIAL MORTGAGE FUND



                                   By: /s/ John C. Mosher
                                      ------------------------------
                                   Name:   John C. Mosher
                                        ----------------------------

                                  Title:     Vice President
                                        ----------------------------


                                  CUSTODIAN:

                                  COMERICA BANK-TEXAS



                                  By: /s/ Andrew A. Britton
                                     ------------------------------
                                  Name:   Andrew A. Britton
                                       ----------------------------
                                  Title:  Senior Vice President
                                        ---------------------------

                                 LENDER:

                                 COMERICA BANK-TEXAS



                                 By:  /s/ ANDREW A. BRITTON
                                    -------------------------------
                                 Name:    ANDREW A. BRITTON
                                      -----------------------------
                                 Title:   Senior Vice President
                                       ----------------------------